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                            FREEDOM CHEMICAL COMPANY
                           1994 MANAGEMENT EQUITY PLAN

1. Purpose; Types of Awards; Construction.

            The purpose of the Freedom Chemical Company 1994 Management Equity Plan (the "Plan") is to afford an incentive to executive officers, other key employees and consultants of Freedom Chemical Company (the "Company"), or any Subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as employees or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

2. Definitions.

            As used in this Plan, the following words and phrases shall have the meanings indicated:

                  (a) "Acceleration Date" shall have the meaning set forth in
Section 8.

                  (b) "Board" shall mean the Board of Directors of the Company.

                  (c) "Cause" shall mean the termination of employment of a Grantee by the Company or a Subsidiary due to (i) the failure to render services to the Company or a Subsidiary in accordance with the terms of such Grantee's employment, which failure amounts to a material neglect of such Grantee's duties to the Company or a Subsidiary, (ii) the commission by the Grantee of an act of fraud, misappropriation (including the unauthorized disclosure of confidential or proprietary information) or embezzlement, or (iii) a conviction of or guilty plea or confession to any felony.

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                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (e) "Committee" shall mean the Compensation Committee of the Board or if no such Committee has been established, the Board.

                  (f) "Common Stock" shall mean shares of Series A Common Stock or Series B Common Stock, as the case may be.

                  (g) "Company" shall mean Freedom Chemical Company, a corporation organized under the laws of the State of Delaware, or any successor corporation.

                  (h) "Disability" shall mean the inability to perform with reasonable continuity on a full time basis, all of the material and substantial duties of his or her own, or any other occupation for which the employee is, or can become, reasonably suited or "fitted" by training, education, experience, age and physical and mental capacity.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

                  (j) "Fair Market Value" per share of Series A Common Stock, as of a particular date, shall mean (i) the closing sales price per share of Series A Common Stock on the national securities exchange on which such stock is principally traded for the last preceding date on which there was a sale of such stock on such exchange, or (ii) if the shares of Series A Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Series A Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such stock in such market, or (iii) if the shares of Series A Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, acting in good faith and in its sole discretion, shall determine (taking into account, to the extent the Committee deems appropriate, the value of the Series B Common Stock). The Fair Market Value per share of Series B Common Stock, as of a particular date


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(the "Valuation Date"), shall be deemed to equal five (5) percent of the Fair
Market Value of that number of shares of Series A Common Stock which were outstanding as of the Effective Date (as such term is defined in Section 18 hereof) as such value is determined as of the Valuation Date pursuant to this
Section 2(j) divided by the number of shares of Series B Common Stock authorized to be issued hereunder pursuant to Section 5, as adjusted from time to time, as of the Valuation Date. Notwithstanding the foregoing, if the Committee in its sole discretion determines that such Fair Market Value per share of Series A Common Stock does not appropriately reflect the dilutive effect of any outstanding options, warrants or other rights to acquire such shares, the Committee may make such adjustments to such Fair Market Value in respect of such dilution as it deems appropriate.

                  (k) "Grantee" shall mean a person who receives a grant of Options or Stock Appreciation Rights under the Plan.

                  (l) "Initial Public Offering" shall mean a public offering of Common Stock pursuant to a registration statement under the Securities Act.

                  (m) "Insider" shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

                  (n) "Non-qualified Stock Option" shall mean any Option not intended to be an "incentive stock option", as such term is defined in Section 422 of the Code.

                  (o) "Option" shall mean a grant to a Grantee of an option to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan shall constitute Non-qualified Stock Options.

                  (p) "Option Agreement" shall mean an agreement entered into between the Company and a Grantee in connection with a grant under the Plan.

                  (q) "Option Price" shall mean the exercise price of the shares of Common Stock covered by an Option.


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                  (r) "Plan" means this Freedom Chemical Company 1994 Management
Equity Plan, as amended from time to time.

                  (s) "Retirement" means the retirement from the Company with a minimum of five years of full time service with the Company and or one of its Subsidiaries and the attainment of age 55.

                  (t) "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect, promulgated under Section 16 of the Exchange Act, including any successor to such Rule.

                  (u) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

                  (v) "Series A Common Stock" means shares of Series A common stock, par value $.01 per share of the Company.

                  (w) "Series B Common Stock" means shares of Series B common stock, par value $.01 per share of the Company.

                  (x) "Stockholder Agreement" shall mean an agreement entered into among the Company, Joseph Littlejohn & Levy Fund, L.P., a Delaware limited partnership, and a Grantee in connection with a grant under the Plan.

                  (y) "Stock Appreciation Right" shall mean the right, granted to a Grantee under Section 7, to be paid an amount measured by the appreciation in the Fair Market Value of Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash or Common Stock as specified in the award or determined by the Committee.

                  (z) "Subsidiary" shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power


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of all classes of stock in one of the other companies in such chain.

                  (aa) "Termination" shall mean any event pursuant to which the Grantee shall not be in the employ of or maintaining a consultant relationship with the Company or a Subsidiary thereof and pursuant to which the Grantee shall not have remained continuously so employed or in the consultant relationship since the date of grant of the Option.

3. Administration.

            The Plan shall be administered by the Committee. The Committee shall consist of two or more persons, each of whom is a "disinterested person" within the meaning of Rule 16b-3 of the Exchange Act. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options or Stock Appreciation Rights; to determine the Option Price of each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares and the series of Common Stock to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical); to make adjustments in the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to make adjustments to the number of shares of Common Stock outstanding or covered by awards to reflect certain corporate transactions and preserve and maintain the value of such outstanding awards; to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

            The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any


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person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan.

            The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

            No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

4. Eligibility.

            Awards may be granted to officers and other key employees and consultants of the Company or its Subsidiaries. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

5. Stock.

            The maximum number of shares of Series A Common Stock reserved for the grant of awards under the Plan shall be 4,185 subject to adjustment as provided in Section 8 hereof. The maximum number of shares of Series B Common Stock reserved for the grant of awards under the Plan shall be 4,185, subject to adjustment as provided in


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Section 8 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

            If any outstanding award under the Plan should, for any reason expire, be cancelled or be forfeited (other than in connection with the exercise of a Stock Appreciation Right), without having been exercised in full, the shares of Common Stock allocable to the unexercised, cancelled or terminated portion of such award shall become available for subsequent grants of awards under the Plan, subject to the requirements of Rule 16b-3 of the Exchange Act.

6. Terms and Conditions of Options.

            Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve. Each Option shall be subject to the following terms and conditions, except to the extent otherwise specifically provided in such Option Agreement:

                  (a) NUMBER AND SERIES OF SHARES. Each Option Agreement shall state the number and series of shares of Common Stock to which the Option relates. The Committee may at any time, in its sole discretion, convert any option to acquire shares of Series B Common Stock into an option of equal value to acquire shares of Series A Common Stock.


                  (b) OPTION PRICE. Each Option Agreement shall state the Option Price. The Option Price shall be subject to adjustment as provided in Section 8 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

                  (c) MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, in cash or, at the discretion of the Committee, in shares of Series A or Series B Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Common Stock or in such other manner as the Committee shall determine. To the extent that the Option Price is paid in shares of Common Stock, the


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Committee may, in its sole discretion, require that such shares meet any holding period requirements that the Committee may establish.

                  (d) TERM AND EXERCISABILITY OF OPTIONS. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee, provided that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years and one month from the date of the grant of the Option unless otherwise determined by the Committee. The exercise period shall be subject to earlier termination as provided in Section 6(e) hereof.

            Unless the applicable Option Agreement otherwise provides, each Option granted under the Plan shall become fully vested and exercisable on the tenth anniversary of the date of the grant thereof, unless otherwise provided in the Option Agreement.

            Notwithstanding any other provision of this Section 6, the Committee may provide for acceleration and early exercise of Options upon (1) the attainment of certain annual and cumulative performance goals which relate to the successful management of the Company, and (2) the continuous employment or consulting relationship with the Company for five years from the date of the initial grant.

            Unless otherwise determined by the Committee, an Option Agreement shall establish appropriate performance goals in each of the first five consecutive fiscal years during which the Plan is in effect as well as a separate, cumulative performance goal over the first five year period during which the Plan is in effect. Such performance goals shall be based on the annual earnings before interest, taxes, depreciation and amortization ("EBITDA") of the Company during a fiscal year (or over a five year cumulative period), or any other performance measurement that the Committee deems appropriate.

            The attainment of each or any performance goal, with respect to each or any of the five consecutive fiscal year periods, shall cause the Option to become vested and exercisable after five years, rather than ten



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years, with respect to twenty percent of the shares of Common Stock subject to such Option. Each of the five performance periods shall be measured independently and each such performance goal which is attained will cause an incremental twenty percent of the shares subject to the Option to vest and become exercisable after five years from grant. No accelerated vesting or exercisability will occur for any year in which such performance goal is not attained. Notwithstanding the failure to attain a performance goal with respect to any fiscal year, all shares of Common Stock subject to an Option shall immediately vest and become exercisable upon the attainment of the five year cumulative performance goal. Except as provided in Sections 6(e) and 8(b) hereof (or unless otherwise provided for by the Committee), no Option shall become vested or exercisable prior to 5 years from the date of the initial grant. All shares for which applicable annual and cumulative performance goals are not attained shall not vest or become exercisable until ten years from the date of the initial grant.

            All annual and cumulative performance goals shall be set by the Committee in its sole discretion and the determination of whether any such goal has been attained shall be made by the Committee in its sole discretion. Notwithstanding any other provisions of this Section 6, such performance goals may be adjusted, in the sole discretion of the Committee, pursuant to Section 8 hereof.

            An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

                  (e) TERMINATION. Except as provided in this Section 6(e), an Option may not be exercised unless the Grantee is then in the employ of or maintaining a consultant relationship with the Company or a Subsidiary thereof, and unless the Grantee has remained continuously so employed or in the consultant relationship since the date of grant of the Option. In the event that the employment or consultant relationship of a Grantee shall terminate other than for reason of death, Disability,


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Retirement or termination by the Company or a Subsidiary without Cause, (such event being referred to as a "Termination"), all Options of such Grantee that are vested and exercisable at the time of such Termination may, unless earlier terminated in accordance with their terms, be exercised within thirty (30) days after the date of such Termination (or such longer period as the Committee shall prescribe but not beyond the original term of the Option) and all Options that are not vested and exercisable at the time of such Termination shall terminate at such time. In the event of a termination of employment or consulting relationship for reason of death, Disability, Retirement or termination by the Company or a Subsidiary without Cause, all shares of Common Stock covered by an Option for which annual performance goals have been attained shall become immediately vested and exercisable, notwithstanding the failure to maintain a five year continuous employment or consulting relationship, at the time of such termination. Such Options may be exercised within thirty (30) days after the date of such termination (or such longer period as the Committee shall prescribe but not beyond the original term of the Option).

                  (f) NONTRANSFERABILITY OF COMMON STOCK. Upon receipt of an Option prior to an Initial Public Offering, the Grantee may be required to execute a Stockholder Agreement with respect to the shares of Common Stock to which such Option relates, in such form and containing such terms and conditions as the Committee shall from time to time approve.

                  (g) OTHER PROVISIONS. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7. Stock Appreciation Rights.

            The Committee shall have authority to grant a Stock Appreciation Right to the Grantee of any Option under the Plan with respect to all or some of the shares of Common Stock covered by such related Option. A Stock Appreciation Right shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option. Each Stock Appreciation Right granted pursuant to the Plan shall be evidenced by a written


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Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve.

                  (a) TIME OF GRANT. A Stock Appreciation Right may be granted either at the time of grant, or at any time thereafter during the term of the Option.

                  (b) PAYMENT. A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 7(d).

                  (c) EXERCISE. A Stock Appreciation Right shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable.

                  (d) AMOUNT PAYABLE. Upon the exercise of a Stock Appreciation Right, the Optionee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right over the Option Price under the related Option, by (ii) the number of shares of Common Stock as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit at the time it is granted.


                  (e) TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right, the related Option shall be cancelled to the extent of the number of shares of Common Stock as to which the Stock Appreciation Right is exercised and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be cancelled to the extent of the number of shares of Common Stock as to which the Option is exercised or surrendered.

                  (f) METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares


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of Common Stock with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Option Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreements to the Grantee.

                  (g) FORM OF PAYMENT. Payment of the amount determined under
Section 7(d), may be made solely in whole shares of Common Stock in a number determined based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Common Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash. Notwithstanding the foregoing, to the extent required by Rule 16b-3 no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Section 7(d) to an Insider, unless the exercise of such Stock Appreciation Right is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings.

8. Effect of Certain Changes.

                  (a) In the event of any extraordinary dividend, stock dividend, recapitalization, reclassification, merger, acquisition, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions (a "Transaction"), the number and kind of shares of Common Stock available for awards, the number and kind of such shares covered by outstanding awards, and the Option Price or the applicable market value of Stock Appreciation Rights may be equitably adjusted by the Committee, in its sole discretion, to reflect such event and preserve the value of each share of Common Stock and the value of each award. In the event of a Transaction or such other event which alters the underlying value of Series A Common Stock or which has the effect of increasing or decreasing



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the value of an outstanding award, the Committee may, in its sole discretion, take such steps as it deems necessary and appropriate to reflect such event. Such steps may include adjusting the performance goals related to outstanding options and increasing the number of shares of Series B Common Stock issued and outstanding or available for grant of awards under this Plan (without increasing the number of shares subject to such Option) in order to preserve or limit the value of such awards and maintain the value and proportionality of Series B Common Stock with respect to Series A Common Stock.

                  (b) If, subsequent to an Initial Public Offering, while any awards remain outstanding under the Plan, any of the following events shall occur (which events shall constitute a "Change in Control of the Company") --

                        (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock, (4) Joseph Littlejohn & Levy or any affiliate thereof, or (5) Freedom Group Partnership or any affiliate thereof), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities;

                        (ii) during any period of not more than two consecutive years, not including any period prior to the adoption of this Plan, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this Section 8(b)) whose election by the Board or nomination


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      for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                        (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation in which no "person" (as herein-above defined) acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

                        (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect)--

then from and after the date on which any such Change in Control shall have occurred (the "Acceleration Date"), such award shall be exercisable or otherwise nonforfeitable in full, whether or not otherwise exercisable or forfeitable.

                  (c) In the event of a change in the Common Stock of the Company as presently constituted that is limited to a change of all of its authorized shares of Common Stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.


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9. Period During Which Awards May Be Granted.

            Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board.

10. Nontransferability of Awards.

            Awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Grantee, only by the Grantee or by his guardian or legal representative.

11. Approval of Shareholders.

            The Plan shall take effect upon its adoption by the Board but the Plan (and any grants of awards made prior to the shareholder approval mentioned herein) shall be subject to the approval of the holder(s) of a majority of the issued and outstanding shares of voting securities of the company entitled to vote, which approval must occur within twelve months of the date the Plan is adopted by the Board.

12. Agreement by Grantee Regarding Withholding Taxes.

            If the Committee shall so require, as a condition of exercise of an Option or Stock Appreciation Right (each a "Tax Event"), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide, in its sole discretion, that a Grantee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee.

13. Amendment and Termination of the Plan.

            The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that an amendment which requires stockholder


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approval in order for the Plan to continue to comply with Rule 16b-3 or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in
Section 8(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted without the written consent of the Grantee.

14. Rights as a Shareholder.

            A Grantee or a transferee of an award shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 8(a) hereof.

15. No Rights to Employment.

            Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee's employment. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, the Company or any Subsidiary.

16. Beneficiary.

            A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall be deemed to be the Grantee's beneficiary.


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17. Governing Law.

            The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York.

18. Effective Date and Duration of the Plan.

            This Plan shall be effective as of the date it is ratified by the shareholders of the Company (the "Effective Date"), and shall terminate on the later of (a) the tenth anniversary of such date or (b) the last expiration of awards granted hereunder.


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